    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 2002

                                                      REGISTRATION NO. 333-63920
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                            PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                     DELAWARE                                           98-0115468
          (State or other jurisdiction of                            (I.R.S. Employer
          incorporation or organization)                            Identification No.)

                     400 E. KALISTE SALOOM ROAD, SUITE 6000
                           LAFAYETTE, LOUISIANA 70508
                                 (337) 232-7028
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               CHARLES T. GOODSON
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                            PETROQUEST ENERGY, INC.
                     400 E. KALISTE SALOOM ROAD, SUITE 6000
                           LAFAYETTE, LOUISIANA 70508
                                 (337) 232-7028
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
                                   Copies to:

                DANIEL G. FOURNERAT                                   ROBERT G. REEDY
     SENIOR VICE PRESIDENT AND GENERAL COUNSEL                    PORTER & HEDGES, L.L.P.
              PETROQUEST ENERGY, INC.                            700 LOUISIANA, 35TH FLOOR
      400 E. KALISTE SALOOM ROAD, SUITE 6000                       HOUSTON, TEXAS 77002
            LAFAYETTE, LOUISIANA 70508                           TELEPHONE: (713) 226-0674
             TELEPHONE: (337) 232-7028                           TELECOPY: (713) 226-0274
             TELECOPY: (337) 232-0044

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date hereof.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to Form S-3 is being filed solely to add exhibits to Registration Statement No. 333-63920 in accordance with Rule 462(d) under the Securities Act of 1933, as amended.

ITEM 16. EXHIBITS

        EXHIBIT
          NO.                               DESCRIPTION OF EXHIBIT
        -------                             ----------------------
           1.1(1)        -- Form of Underwriting Agreement
           2.1           -- Plan and Agreement of Merger by and among Optima
                            Petroleum Corporation, Optima Energy (U.S.) Corporation,
                            its wholly-owned subsidiary, and Goodson Exploration
                            Company, NAB Financial L.L.C., Dexco Energy, Inc.,
                            American Explorer, L.L.C. (incorporated herein by
                            reference to Appendix G of the Proxy Statement on
                            Schedule 14A filed July 22, 1998).
           4.1           -- Form of Warrant to Purchase Shares of Common Stock of
                            PetroQuest Energy, Inc. (incorporated herein by reference
                            to Exhibit 4.1 to Form 8-K dated August 9, 1999).
           4.2           -- Form of Placement Agent Warrant to Purchase Shares of
                            Common Stock of PetroQuest Energy, Inc. (incorporated
                            herein by reference to Exhibit 4.2 to Form 8-K dated
                            August 9, 1999).
           4.3(2)        -- Form of Indenture relating to the Senior Debt Securities
           4.4(2)        -- Form of Indenture relating to the Subordinated Debt
                            Securities
           4.5           -- Rights Agreement dated as of November 7, 2001 between
                            PetroQuest Energy, Inc. and American Stock Transfer &
                            Trust Company, as Rights Agent, including exhibits
                            thereto (incorporated herein by reference to Exhibit 1 to
                            Form 8-A filed November 9, 2001).
           4.6           -- Form of Rights Certificate (incorporated herein by
                            reference to Exhibit C of the Rights Agreement attached
                            as Exhibit 1 to Form 8-A filed November 9, 2001).
           5.1(2)        -- Opinion of Porter & Hedges, L.L.P. with respect to
                            legality of the securities, including consent.
          12.1(2)        -- Statement showing computation of ratios of earnings to
                            fixed charges
          23.1(2)        -- Consent of Arthur Andersen LLP
          23.2(2)        -- Consent of Ryder Scott Company, L.P.
          23.3(2)        -- Consent of Porter & Hedges L.L.P. (included in Exhibit
                            5.1).
          23.4(3)        -- Consent of Ryder Scott Company, L.P.
          24.1(2)        -- Power of Attorney (contained in signature page)
          25.1(1)        -- Statement of Eligibility of Trustee on Form T-1

---------------

(1) PetroQuest will file as an exhibit to a current report on Form 8-K (i) any underwriting agreement relating to securities offered hereby, (ii) the instruments setting forth the terms of any debt securities, preferred stock, depositary shares or warrants, (iii) any additional required opinion of counsel to PetroQuest as to the legality of the securities offered hereby,
    (iv) any required opinion of counsel to PetroQuest as to certain tax matters relative to securities offered hereby or (v) any Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the applicable trustee.

(2) Previously filed.

(3) Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana on October 29, 2002.

                                            PETROQUEST ENERGY, INC.

                                            By:                 *
                                              ----------------------------------
                                                      Charles T. Goodson
                                              Chairman, Chief Executive Officer
                                                              and
                                                           Director

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                           CAPACITY IN WHICH SIGNED           DATE
                      ---------                           ------------------------           ----
                          *                            Chairman, Chief Executive       October 29, 2002
-----------------------------------------------------    Officer and Director
                 Charles T. Goodson                      (Principal Executive
                                                         Officer)

                          *                            President, Chief Operating      October 29, 2002
-----------------------------------------------------    Officer and Director
                Alfred J. Thomas, II

                          *                            Executive Vice President and    October 29, 2002
-----------------------------------------------------    Director
                   Ralph J. Daigle

                          *                            Senior Vice President, Chief    October 29, 2002
-----------------------------------------------------    Financial Officer, Treasurer
                 Michael O. Aldridge                     and Director (Principal
                                                         Financial and Accounting
                                                         Officer)

               /s/ DANIEL G. FOURNERAT                 Senior Vice President, General  October 29, 2002
-----------------------------------------------------    Counsel, Secretary and
                 Daniel G. Fournerat                     Director

                          *                            Director                        October 29, 2002
-----------------------------------------------------
                William W. Rucks, IV

                          *                            Director                        October 29, 2002
-----------------------------------------------------
                  E. Wayne Nordberg

                          *                            Director                        October 29, 2002
-----------------------------------------------------
                   Jay B. Langner

            * By: /s/ DANIEL G. FOURNERAT                                              October 29, 2002
   -----------------------------------------------
                Daniel G. Fournerat,
                  Attorney-in-Fact

                                 EXHIBIT INDEX

        EXHIBIT
          NO.                               DESCRIPTION OF EXHIBIT
        -------                             ----------------------
           1.1(1)        -- Form of Underwriting Agreement
           2.1           -- Plan and Agreement of Merger by and among Optima
                            Petroleum Corporation, Optima Energy (U.S.) Corporation,
                            its wholly-owned subsidiary, and Goodson Exploration
                            Company, NAB Financial L.L.C., Dexco Energy, Inc.,
                            American Explorer, L.L.C. (incorporated herein by
                            reference to Appendix G of the Proxy Statement on
                            Schedule 14A filed July 22, 1998).
           4.1           -- Form of Warrant to Purchase Shares of Common Stock of
                            PetroQuest Energy, Inc. (incorporated herein by reference
                            to Exhibit 4.1 to Form 8-K dated August 9, 1999).
           4.2           -- Form of Placement Agent Warrant to Purchase Shares of
                            Common Stock of PetroQuest Energy, Inc. (incorporated
                            herein by reference to Exhibit 4.2 to Form 8-K dated
                            August 9, 1999).
           4.3(2)        -- Form of Indenture relating to the Senior Debt Securities
           4.4(2)        -- Form of Indenture relating to the Subordinated Debt
                            Securities
           4.5           -- Rights Agreement dated as of November 7, 2001 between
                            PetroQuest Energy, Inc. and American Stock Transfer &
                            Trust Company, as Rights Agent, including exhibits
                            thereto (incorporated herein by reference to Exhibit 1 to
                            Form 8-A filed November 9, 2001).
           4.6           -- Form of Rights Certificate (incorporated herein by
                            reference to Exhibit C of the Rights Agreement attached
                            as Exhibit 1 to Form 8-A filed November 9, 2001).
           5.1(2)        -- Opinion of Porter & Hedges, L.L.P. with respect to
                            legality of the securities, including consent.
          12.1(2)        -- Statement showing computation of ratios of earnings to
                            fixed charges
          23.1(2)        -- Consent of Arthur Andersen LLP
          23.2(2)        -- Consent of Ryder Scott Company, L.P.
          23.3(2)        -- Consent of Porter & Hedges L.L.P. (included in Exhibit
                            5.1).
          23.4(3)        -- Consent of Ryder Scott Company, L.P.
          24.1(2)        -- Power of Attorney (contained in signature page)
          25.1(1)        -- Statement of Eligibility of Trustee on Form T-1

---------------

(1) PetroQuest will file as an exhibit to a current report on Form 8-K (i) any underwriting agreement relating to securities offered hereby, (ii) the instruments setting forth the terms of any debt securities, preferred stock, depositary shares or warrants, (iii) any additional required opinion of counsel to PetroQuest as to the legality of the securities offered hereby,
    (iv) any required opinion of counsel to PetroQuest as to certain tax matters relative to securities offered hereby or (v) any Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the applicable trustee.

(2) Previously filed.

(3) Filed herewith.